SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 5, 2007

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                         1-31566                 42-1547151
----------------------------      ----------------------     -------------------
(State or other jurisdiction       (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)



830 Bergen Avenue, Jersey City, New Jersey                        07306-4599
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (201) 333-1000


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events
                  ------------

                  On April 5, 2007, Provident Financial Services, Inc. (the "Company") announced results of elections made by stockholders of First Morris Bank & Trust ("First Morris") as to the form of merger consideration to be received in the April 1, 2007 merger of First Morris with and into The Provident Bank, the savings bank subsidiary of the Company. Under the terms of the Agreement and Plan of Merger, 50% of First Morris common shares are to be converted into Company common stock and the remaining 50% will be converted into cash. Because the cash election option was oversubscribed by First Morris stockholders, stockholders who made a cash election for all or a portion of their shares of First Morris common stock will receive the cash consideration of $39.75 per share for approximately 66.46% of their cash election shares and will receive 2.1337 shares of Company common stock per share for approximately 33.54% of their cash election shares. First Morris stockholders who elected stock or made no election will receive 2.1337 shares of Company common stock for each of their stock election or no election shares.

                  A press release announcing the merger consideration election is attached as Exhibit 99.1.


Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a)               Financial Statements of businesses acquired: Not Applicable.

(b)               Pro forma financial information: Not Applicable.

(c)               Shell company transactions: Not Applicable

(d)               Exhibits:

                  The following Exhibit is attached as part of this report:
                  99.1    Press Release dated April 5, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       PROVIDENT FINANCIAL SERVICES, INC.



DATE:  April 6, 2007                   By: /s/ Paul M. Pantozzi
                                           -----------------------------------
                                           Paul M. Pantozzi
                                           Chairman and Chief Executive Officer